Prospectus Supplement

John Hancock Exchange-Traded Fund Trust

John Hancock Mortgage-Backed Securities ETF (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective as of March 31, 2022 (the Effective Date), Connor Minnaar, CFA will be added as a portfolio manager for the fund. As of the Effective Date, David A. Bees, CFA, Peter M. Farley, CFA, Jeffrey N. Given, CFA, and Howard C. Greene, CFA will continue as portfolio managers of the fund and, along with Connor Minnaar, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the Summary Prospectus:

Connor Minnaar, CFA

Senior Director and Associate Portfolio Manager

Managed the fund since 2022

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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